SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report Pursuant

to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported)    November 18, 2003

Capital One Auto Receivables, LLC

Capital One Auto Finance Trust 2003-B

(Exact Name of Registrant as Specified in its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

333-106575 333-106575-02	31-1750007 51-6545495
(Commission File Numbers)	(Registrants’ I.R.S. Employer Identification Nos.)

1680 Capital One Drive, McLean, Virginia	22102
(Address of Principal Executive Offices)	(Zip Code)

(703) 720-1000

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Item 5.	Other Events.

The Registrant is filing the exhibit listed in Item 7(c) below in connection with the issuance of Class A-1 Asset Backed Notes, Class A-2 Asset Backed Notes, Class A-3 Asset Backed Notes and Class A-4 Asset Backed Notes (the “Notes”) by Capital One Auto Finance Trust 2003-B described in the Final Prospectus Supplement dated November 5, 2003.

Item 7.	Financial Statements and Exhibits.

(a) Not applicable.

(b) Not applicable.

(c) Exhibits.

Exhibit No.	Document Description

8.1	Opinion of Mayer, Brown, Rowe & Maw LLP with respect to tax matters

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant, Capital One Auto Receivables, LLC and the Co-Registrant, Capital One Auto Finance Trust 2003-B by its Depositor, Capital One Auto Receivables, LLC, have each duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

November 18, 2003	CAPITAL ONE AUTO RECEIVABLES, LLC

	By:	/S/ AL CIAFRE

	Name: Title:	Al Ciafre Assistant Vice President

November 18, 2003	CAPITAL ONE AUTO FINANCE TRUST 2003-B By: Capital One Auto Receivables, LLC, Depositor of Capital One Auto Finance Trust 2003-B

	By:	/S/ AL CIAFRE

	Name: Title:	Al Ciafre Assistant Vice President

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